                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                       Urban Improvement Fund Limited--1974
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     IREMCO
                  INTERFINANCIAL REAL ESTATE MANAGEMENT COMPANY
                          1201 Third Avenue, Suite 5400
                                Seattle, WA 98101
                                 (206) 622-9900

July ___, 2000

Re: Special Meeting of Limited Partners - Urban Improvement Fund Limited-1974

Dear

This is notice that a special meeting of the Limited Partners of Urban Improvement Fund Limited-1974 ("Partnership") is scheduled to be held on August 15, 2000, at 10:00 A.M. local time, at the offices of the General Partner set out above. The special meeting has been called to consider and vote upon an amendment to the partnership agreement for the Partnership which would make two changes as described in the enclosed proxy statement. The two changes will be voted on separately.

In case you do not plan to attend the special meeting in person, the enclosed proxy statement fully describes the proposed amendment and contains a proxy for your signature. Please sign the proxy to indicate whether you wish your units to be voted for, against or abstained with respect to the two provisions of the proposed amendment, and return the proxy in the enclosed envelope.

For meetings held this time of year, it is often difficult to obtain a sufficient number of proxies by the meeting date to establish a quorum. PLEASE TAKE A FEW MINUTES TO REVIEW THE ENCLOSED PROXY STATEMENT, AND SIGN AND RETURN YOUR PROXY BY AUGUST 15, 2000.

If you have any questions about the proxy, please call John Taylor at (206) 628-8018.

Sincerely,

INTERFINANCIAL REAL ESTATE
MANAGEMENT COMPANY

John Taylor

ENCLOSURES

                      URBAN IMPROVEMENT FUND LIMITED - 1974

                                 PROXY STATEMENT

GENERAL.

     This Proxy Statement is being furnished to the Limited Partners of Urban Improvement Fund Limited - 1974 (the "Partnership") by Interfinancial Real Estate Management Company, a Washington corporation and general partner of the Partnership (the "General Partner"). THIS PROXY STATEMENT AND ACCOMPANYING PROXY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE GENERAL PARTNER FOR USE AT A SPECIAL MEETING OF LIMITED PARTNERS TO BE HELD AUGUST 15, 2000, AND AT ANY ADJOURNMENTS THEREOF. This Proxy Statement and form of proxy are first being mailed to Limited Partners on or about July 15, 2000.

     The Special Meeting of Limited Partners will be held on the date set forth above at 10:00 A.M., local time, at the offices of the General Partner, 1201 Third Avenue, Suite 5400, Seattle, Washington 98101. The telephone number of the General Partner is (206) 622-9900. The Special Meeting has been called to consider and vote upon an amendment to the Partnership Agreement which would make the following changes:

         (i) revise the current provision that the Partnership will not sell or lease any project or investment to the General Partner or its affiliates, to allow a sale or lease of a project or investment to the General Partner or its affiliates on the following conditions: (a) the General Partner or its affiliates not receive a commission on the sale or lease, and (b) the purchase or lease price at least equals the value of the properties as determined by MAI appraisal; and

         (ii) permit the General Partner or its affiliates to receive a real estate commission or fee not to exceed 4% of the acquisition price with respect to the acquisition of properties for the Partnership, on the following conditions: (a) such commission or fee is payable by the seller(s) of the properties, and (b) if the General Partner or its affiliates received a commission or a fee from the Partnership on the transaction which generated the funds for the Partnership's acquisition of the properties, the total of the commissions and fees receivable by the General Partner and its affiliates shall be limited to 5% of the purchase price of the acquired properties.

The proposed amendment is attached hereto as Exhibit A.

FORM OF PROXY.

     A proxy form accompanies this Proxy Statement. By completing, executing and returning the accompanying proxy, a Limited Partner appoints John M. Orehek and John A. Taylor, or either of them, with full power of substitution, his attorney-in-fact to vote his interest

                                    1 of 10
as a Limited Partner at the Special Meeting and any adjournments thereof with respect to approval or disapproval or to abstain from voting, as the Limited Partner specifies, with respect to the proposed amendment to the Partnership Agreement.

VOTING AT THE SPECIAL MEETING.

     The General Partner has determined that Limited Partners of record as of the close of business on July 1, 2000 are entitled to notice of and to vote at the Special Meeting. Each Limited Partner is entitled to one vote for each limited partnership unit held. The provisions of the proposed amendment are subject to the approval of a majority in interest of the Limited Partners of the Partnership. There are 11,404 units of limited partnership interest outstanding as of July 1, 2000, and the number of Limited Partners of record as of such date is 870.

     All proxies will be voted in the manner indicated thereon by the Limited Partner. Proxies executed and returned by Limited Partners that do not specify whether the Limited Partner wishes to approve or disapprove the provisions of the proposed amendment or to abstain from voting will be voted for approval of both provisions of the amendment. If no proxy is received from a Limited Partner and the Limited Partner does not vote in person at the Special Meeting, the Limited Partner will be deemed to have voted against both provisions of the amendment.

     Limited Partners may revoke their proxies at any time prior to voting by filing with the General Partner either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting, by itself, will not revoke a proxy.

     All questions as to the validity, form, eligibility, time of receipt, and acceptance of any proxies will be determined by the General Partner in its sole discretion, which determination will be final and binding.

     There are no contracts, arrangements, understandings or relationships between the General Partner or its affiliates and any Limited Partner regarding the voting of proxies at the Special Meeting. The General Partner owns approximately 3.36% of the outstanding limited partnership interests held by the Limited Partners in the Partnership, which it intends to vote for both provisions of the proposed amendment. See "Voting Securities and Principal Holders Thereof" below. In addition to the use of the mail, proxies may be solicited by telephone or personally by the directors, officers and employees of the General Partner, none of whom will receive any extra compensation for such services. Apartment Investment and Management Company has been retained by the General Partner to assist in investor relations with respect to the Partnership, and may also solicit proxies by telephone or personally at a nominal additional cost. The costs of the preparation of this Proxy Statement and of the solicitation of proxies will be borne by the Partnership.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

     The following table sets forth the Partnership interests owned by the General Partner as of

                                    2 of 10
the date of this Proxy Statement:


         TITLE OF CLASS                      AMOUNT                      PERCENT OF CLASS
         --------------                      ------                      ----------------
         General Partner
         Interests (1)                       115 Units                          100.00%

         Limited Partner
         Interests (1)                       379 Units                            3.36%



(1) No executive officer or director of the General Partner owns individually any Partnership Interests, nor has any executive officer or director of the General Partner had any substantial interest, direct or indirect, in the matters to be acted upon at any time since the beginning of the last fiscal year.

OFFICERS AND DIRECTORS.

     The following table sets forth the officers and directors of Interfinancial Real Estate Management Company, the General Partner of the Partnership, and their respective common stock ownership interests in the General Partner.


                                                                          Ownership Interest
                                                                   ------------------------------
Name                                Position                       No. of Shares          Percent
----                                --------                       -------------          -------
Paul H. Pfleger                     Director and President               104,000             100%

John M. Orehek                      Senior Vice President and
                                    Director                                 -0-              -0-

John Hoverson                       Chief Financial Officer and
                                    Senior Vice President                    -0-              -0-

Roy Lee III                         Secretary                                -0-              -0-


     As stated above, no officer or director individually owns any interest in the Partnership. Officers of the General Partner receive no compensation.

AMENDMENT TO THE PARTNERSHIP AGREEMENT.

     Limited Partners at the Special Meeting will be asked to consider and vote upon an



                                    3 of 10
amendment to the Partnership Agreement which would make the following changes:

         (i) revise the current provision that the Partnership will not sell or lease any project or investment to the General Partner or its affiliates, to allow a sale or lease of a project or investment to the General Partner or its affiliates on the following conditions: (a) the General Partner or its affiliates not receive a commission on the sale or lease, and (b) the purchase or lease price at least equals the value of the properties as determined by independent MAI appraisal; and

         (ii) permit the General Partner and its affiliates to receive a real estate commission or fee not to exceed 4% of the acquisition price with respect to the acquisition of properties for the Partnership, on the following conditions: (a) such commission or fee is payable by the seller(s) of the properties, and (b) if the General Partner or its affiliates received a commission or a fee from the Partnership on the transaction which generated the funds for the Partnership's acquisition of the properties, the combined total of the commissions and fees receivable by the General Partner and its affiliates in connection with the sale and purchase transactions shall not exceed 5% of the purchase price of the acquired properties.

     The amendment is being submitted to the Limited Partners as a single amendment but the Limited Partners may vote separately on the two provisions of the amendment. Limited Partners may vote either for or against either provision of the amendment, or abstain from voting. In this manner, Limited Partners may vote for one provision of the amendment and against the other. If the Limited Partners approve one but not both provisions of the amendment, the amendment shall be revised accordingly to include only the provision approved by the Limited Partners.

     If both provisions of the amendment are approved, the General Partner would be able to sell or lease any of the properties in which the Partnership has invested (each referred to as a "Property" and together as the "Properties") to the General Partner or its affiliates, under certain conditions, and to earn a real estate commission upon the acquisition of a new property by the Partnership, also subject to certain conditions.

     The General Partner does not have any current plans or intentions to sell or lease any of the Partnership's Properties to the General Partner or its affiliates, nor to acquire for the Partnership any new property and earn a real estate brokerage commission or fee on the acquisition. The General Partner has negotiated the sale of Notre Dame Apartments, one of the Properties owned by the Partnership. If that sale is completed, the Partnership may have net sale proceeds in excess of the minimum amount that is distributable to the Limited Partners under the terms of the Partnership Agreement. The General Partner may seek to use such excess funds to acquire another property for the Partnership. If the General Partner acquires another property on behalf of the Partnership, and if the pertinent provision of the amendment is approved, the General Partner or its affiliates may earn a real estate commission or fee on such acquisition, subject to the conditions described below.

     1. SALE OF PROPERTIES TO THE GENERAL PARTNER OR AN AFFILIATE.

                                    4 of 10

              a. CURRENT LIMITATION. Section 9.C(xi) of the Partnership Agreement presently provides that the Partnership may not sell or lease any project or other investment to the General Partner or its affiliates.

              b. REVISION OF LIMITATION. The General Partner proposes to revise this sale and lease restriction, because it may impair the General Partner's ability to maximize the value of a Property to the Partnership on a disposition or lease, or to respond to changing market conditions that may put a Property at risk. To assure that any such transaction with the General Partner will not be financially detrimental to the Partnership, the General Partner or its affiliates will be required to pay a purchase or lease price at least equal to the value determined by independent MAI appraisal.

              c. ADVANTAGES OF PROPOSAL TO LIMITED PARTNERS. The General Partner is familiar with the Partnership's Properties and may be in a better position to understand the potential value of a Property than an unaffiliated party, and therefor be able to provide greater value to the Partnership and its partners. The ability of the General Partner to structure a transaction with an affiliate can be particularly beneficial in the case of a distressed Property, when there are few third parties interested in the Property. With its knowledge of the strengths and weaknesses of a distressed Property, the General Partner may be able to structure a transaction with an affiliate that has the effect of delaying or reducing the negative impact on the Partnership and its partners that might occur if forced to dispose of the Property to an outside party.

              The Partnership may also realize cost savings in a sale of a Property to the General Partner or an affiliate, primarily because the costs of such sale payable by the Partnership will not include any real estate brokerage commission or fee payable to the General Partner or its affiliates, and it is unlikely that there would be an outside real estate broker involved in such a transaction. This could result in greater net sale proceeds to the Partnership, and thus to the Limited Partners, at a given purchase price.

              In addition, the revised provision will expand the potential market for a Property at the time of sale. The Partnership has invested in Properties that are government-assisted housing projects. At the appropriate time for a Property to be sold, it may be that the best use of the Property is to continue as a government-assisted housing project. On a national level, there are only a limited number of apartment portfolio owners who are interested and experienced in the ownership and operation of such housing projects, one of which is the General Partner (and its affiliates). The General Partner believes it is in the best interest of the Partnership that the Property be available for all potential buyers in this limited niche of the apartment housing market. Otherwise the potential buying market may be reduced by a significant portfolio owner. The General Partner and its affiliates have owned and operated government-assisted housing projects on a national basis for three decades, and are recognized nationally for their affordable housing portfolio, currently consisting of over 230 properties and approximately 30,000 housing units. According to a survey published by the National Multi Housing Council dated

                                    5 of 10

         January 1, 1998, the General Partner and its affiliates were the nation's 28th largest owner of multi-family housing and rank among the top five owners in the affordable multi-family housing industry.

              d. DISADVANTAGE OF PROPOSAL TO LIMITED PARTNERS. The main disadvantage of the proposal is that a Property may not be exposed to other potential purchasers to allow the purchase price to be tested in a competitive market environment. While the General Partner or its affiliates will be required to pay a purchase price that will be at least equal to the value determined by independent MAI appraisal, competitive bidding in a strong real estate market could result in a purchase price to the Partnership higher than the value established by an independent MAI appraisal.

              e. CONDITIONS OF SALE OR LEASE TO GENERAL PARTNER OR AN AFFILIATE. The General Partner intends to sell or lease the Properties to itself or its affiliates only under the following conditions: (i) the General Partner purchases or leases the Property at or above its then current fair market value, as determined by an unaffiliated MAI appraiser, the cost of which will be shared equally by the General Partner or its affiliate and the Partnership; (ii) the proceeds from the sale of the Property must meet the minimum amount that is distributable to the Limited Partners under the terms of the Partnership Agreement; and
         (iii) the General Partner and its affiliates will not receive a real estate brokerage commission or fee on the transaction.

         2. AUTHORIZATION OF REAL ESTATE BROKERAGE COMMISSION OR FEE TO THE GENERAL PARTNER OR AN AFFILIATE.

              a. CURRENT LIMITATION. Section 9.C(xiv) of the Partnership Agreement presently provides that the Partnership may not pay the General Partner or its affiliates any commission in connection with the reinvestment of the proceeds of any resale, exchange or refinancing of any Property. Section 9.C(xviii) of the Partnership Agreement presently provides that the General Partner and its affiliates may not receive real estate fees or commissions with respect to the purchase of properties by the Partnership.

              b. REVISION OF LIMITATION. The General Partner proposes to revise the Section 9.C(xviii) restriction on the ability of the General Partner or its affiliates to receive a real estate commission or fee on the purchase of a property by the Partnership, because it may impair the General Partner's ability to effectively and efficiently acquire new properties for the Partnership.

              c. ADVANTAGES OF PROPOSAL TO LIMITED PARTNERS. The General Partner believes that the Section 9.C(xiv) restriction on the Partnership paying a commission to the General Partner or its affiliated in connection with reinvestment of Partnership proceeds is appropriate. The General Partner also believes that by allowing it or its affiliates to be compensated by the seller for real estate brokerage services to the Partnership as a buyer of property, up to a maximum of a 4% commission and under other conditions imposed to protect the Partnership, the Partnership will be better able to acquire quality properties

                                    6 of 10
         at the most competitive price. Any such fee or commission would be payable by the seller(s) of the acquired properties.

              The Partnership Agreement does not require the use of a real estate broker for property acquisition. However, it is not practical to purchase properties for the Partnership without using the services of an experienced broker. The current restriction in the Partnership Agreement forces the General Partner to use third parties as the Partnership's real estate broker in the acquisition of a property because it is not economically feasible for the General Partner to devote the considerable time and resources necessary to provide effective brokerage services to the Partnership without receipt of reasonable compensation. An affiliate of the General Partner, Security Properties Real Estate Services, Inc. ("SPRESI"), is actively involved in real estate brokerage. The principals of the General Partner and SPRESI have more than 30 years of experience in the real estate industry, including extensive experience in the purchase, development, syndication and sale of subsidized and conventional multi-family residential real estate. The General Partner believes this experience can be of benefit to the Partnership. The General Partner also believes the use of third party brokers is often inefficient, because the broker must be educated with respect to the particulars of each transaction, and communication between buyer, seller and real estate broker is often subject to difficulties and time-consuming delays. In addition, the General Partner believes that third party brokers will likely receive a commission of at least 4% and many brokers may require an even larger commission. The General Partner therefore believes that by allowing it to receive a 4% real estate commission for its services, project knowledge would be assured, and communication would be enhanced. The General Partner will also restrict its potential real estate commission or fee on the purchase of a property by the Partnership if the General Partner or an affiliate has received a commission or fee on the transaction that generated the funds to be used for the Partnership's acquisition of the property or properties. In such event, the General Partner will limit the combined total of the real estate commissions and fees payable by the Partnership and the seller(s) to 5% of the purchase price of the acquired properties.

              d. DISADVANTAGE OF PROPOSAL TO LIMITED PARTNERS. One disadvantage of the proposal is that the General Partner could be motivated to purchase a property on behalf of the Partnership in order to make a commission on the transaction, when it may not be in the best interests of the Partnership or Limited Partners to purchase a property at that time, or for the Partnership to purchase that particular property.

RECOMMENDATION OF THE GENERAL PARTNER.

         Pursuant to Section 18 of the Partnership Agreement, each provision of the proposed amendment must be consented to by a majority in interest of the Limited Partners. The General Partner, for the reasons set forth above, recommends approval of both provisions of the proposed amendment to the Partnership Agreement to be considered at the Special Meeting of Limited Partners.

                                    7 of 10

LEGAL MATTERS.

         Riddell Williams P.S., special counsel to the General Partner, is of the opinion that the amendment proposed herein, containing either of both of the proposed provisions, when adopted by the requisite number of Limited Partners, will constitute a legal amendment to the Partnership Agreement under the laws of the State of California. A copy of their opinion is attached hereto as Exhibit B.


                                    8 of 10

                                    EXHIBIT A

                                  AMENDMENT TO
            AMENDED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      URBAN IMPROVEMENT FUND LIMITED - 1974

The Amended Certificate and Agreement of Limited Partnership (the "Partnership Agreement") of Urban Improvement Fund Limited - 1974 (the `Partnership") is further amended as follows:

1.   Section 9.C(xi) of the Partnership Agreement is amended to read as follows:

     (xi) The Partnership may sell or lease any project or other investment to the General Partner or its affiliates, at a purchase or lease price that is equal to or greater than the value of the project or investment as established by an independent MAI appraisal; provided that the General Partner and its affiliates will not receive any real estate brokerage fee or commission with respect to such sale or lease.

2. Section 9.C(xviii) of the Partnership Agreement is amended to read as follows:

     (xviii) The General Partner and its affiliates may receive real estate fees or commissions on the sale of properties to the Partnership; provided that: (a) such fees or commissions do not exceed 4% of the purchase price of the acquired properties, (b) such commissions or fees are payable by the seller(s) of the properties, and (c) if the General Partner or its affiliates have received a commission or a fee from the Partnership on the transaction which generated the funds for the Partnership's acquisition of the properties, the combined total of the commissions and fees receivable by the General Partner and its affiliates in connection with the sale and purchase transactions shall not exceed 5% of the purchase price of the acquired properties.

Except as expressly amended by this amendment, the Partnership Agreement shall remain in full force and effect.

DATED: ________, 2000                       INTERFINANCIAL REAL ESTATE
                                            MANAGEMENT  COMPANY (for itself as
                                            General Partner of the Partnership,
                                            and as attorney-in-fact for each
                                            Limited Partner of the Partnership)

                                            By:

                                            Its



                                    9 of 10

                                   [LETTERHEAD]

                                    EXHIBIT B


August __, 2000

Interfinancial Real Estate Management Company
c/o Security Properties, Inc.
1201 Third Avenue, Suite 5400
Seattle, Washington  98101

RE:  URBAN IMPROVEMENT FUND LTD. - 1974
     AMENDMENT TO THE PARTNERSHIP AGREEMENT

Ladies and Gentlemen:

The undersigned is counsel to Interfinancial Real Estate Management Company, a Washington corporation (formerly a Georgia corporation), general partner ("General Partner") of Urban Improvement Fund Limited - 1974, a California limited partnership (the "Partnership"). This opinion is delivered to you pursuant to Section 18 of that certain Certificate and Agreement of Limited Partnership of the Partnership, dated as of January 13, 1974, as amended ("Partnership Agreement"). Capitalized terms not otherwise defined herein are defined as set forth in the Partnership Agreement.

We have examined originals or copies of only the following documents, records and instruments:

  (a)    The Partnership Agreement.

  (b) A proposed amendment to the Partnership Agreement, a copy of which is attached to this opinion (the "Amendment").

  (c) A certificate from the General Partner setting forth various representations concerning factual matters relating to various aspects of the matters covered by this opinion.

  The agreements and certificate referred to above will be referred to herein as the "Documents."

Interfinancial Real Estate Management Company
c/o Security Properties, Inc.
May __, 2000
Page 2



                                   ASSUMPTIONS

For purposes of rendering this opinion, we have assumed the following:

A. The Partnership is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of California and has full power and authority to carry on its business as it is now being conducted and to own, lease and operate the properties and assets it now owns, leases and operates.

B. In connection with the adoption of the Amendment, the General Partner will comply with the written notice requirements set forth in Section 21 of the Partnership Agreement.

C. The Amendment will be approved by the General Partner with the requisite consent of holders of outstanding Partnership Interests, as required under Section 18 of the Partnership Agreement.

Except to the extent otherwise set forth herein, we have not examined our internal files, we do not imply that we have conducted or are required to conduct legal research, and we have not undertaken any other investigation.

                                     OPINION

Based solely upon the foregoing and on our examination of such questions of law as we have deemed necessary or appropriate for the purpose of this opinion, and subject to the assumptions and qualifications set forth herein, we are of the opinion that the Amendment, upon due execution by the General Partner pursuant to the power of attorney granted it under the Partnership Agreement, will be legal within the meaning of Section 18 of the Partnership Agreement.

The opinion rendered herein is limited to the laws of the State of California presently in force on the persons and transactions herein described, and we express no opinion as to the applicability or effect of the laws of any other jurisdiction. We express no opinion as to the requisite consent of holders of Partnership Interests required by the Partnership Agreement in connection with the Amendment.

This opinion is rendered to you in connection with the Amendment and is for your exclusive benefit. This opinion may not be relied upon by you for any other purpose and, without our prior written consent, may not be relied upon or furnished or quoted to any other person, firm or corporation for any purpose, other than as may be required in

Interfinancial Real Estate Management Company
c/o Security Properties, Inc.
May __, 2000
Page 3

response to the order of a court of competent jurisdiction, or in connection with the Proxy Statement submitted by you to the Limited Partners of the Partnership.

Neither you nor any other person to whom we may grant our consent to rely upon this opinion may rely upon any portion of this opinion which such person knows to be false or has information which would make reliance upon such portion of the opinion unreasonable in the circumstances. We expressly disclaim any obligation to advise you of any changes or developments in matters of law or fact covered by this opinion that occur after the date hereof.

Very truly yours,

Marion V. Larson
         of
RIDDELL WILLIAMS P.S.

                                      PROXY

                        PLEASE COMPLETE, SIGN AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

     For delivery at the Special Meeting of Limited Partners to be held August 15, 2000 and adjournments thereof.

     SOLICITED ON BEHALF OF THE GENERAL PARTNER:

     The undersigned Limited Partner hereby:

1. Acknowledges receipt of the Notice of Special Meeting of Limited Partners of Urban Improvement Fund Limited - 1974, and the accompanying Proxy Statement, all dated July 15, 2000 ("Proxy Materials");

2. Appoints John M. Orehek and John A. Taylor, or either of them, as proxies, each with full power to appoint his substitute;

3.   Represents that the undersigned holds of record              units of
     limited partnership interest as of July 1, 2000 (You will find the number of your units shown on the Partnership records as part of your address on the envelope enclosing these Proxy Materials. If you leave the space blank, the General Partner will assume you intend that all your units will be voted according to this proxy);

4. Authorizes the proxies to represent and to vote all of the interest in Urban Improvement Fund Limited --1974 held of record by the undersigned on July 1, 2000, at the Special Meeting of Limited Partners to be held on August 15, 2000 or any adjournments thereof in accordance with the direction set forth herein;

5. ON THE PROPOSAL TO ALLOW THE PARTNERSHIP TO SELL OR LEASE A PROJECT OR INVESTMENT TO THE GENERAL PARTNER OR AN AFFILIATE ON CERTAIN CONDITIONS, directs the proxies to:

         Approve            Disapprove                Abstain

     with respect to amending the Amended Certificate and Agreement of Limited Partnership of Urban Improvement Fund Limited - 1974 as set forth in Exhibit A to the Proxy Materials to provide that the Partnership may sell or lease any project or other investment to the General Partner or its affiliates on the conditions set forth in Exhibit A; and


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     6. ON THE PROPOSAL TO ALLOW THE GENERAL PARTNER OR ITS AFFILIATES TO
     RECEIVE A REAL ESTATE COMMISSION OR FEE ON THE SALE OF PROPERTIES TO THE PARTNERSHIP ON CERTAIN CONDITIONS, directs the proxies to:

         Approve            Disapprove                Abstain

     with respect to amending the Amended Certificate and Agreement of Limited Partnership of Urban Improvement Fund Limited - 1974 as set forth in Exhibit A to the Proxy Materials to permit the General Partner or its affiliates to receive a real estate commission or fee not to exceed 4% of the acquisition price with respect to the acquisition of Partnership properties, on the conditions set forth in Exhibit A.

         This proxy will be voted as directed by the undersigned. If this proxy is executed and returned and no direction is indicated, this proxy will be voted to APPROVE both of the above-referenced provisions of the amendment to the Partnership Agreement.

         When units of limited partnership interest are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

         DATED:                     , 2000

                                   (Signature)

                                   (Signature if held jointly)

     PLEASE PROMPTLY MARK, SIGN,
     DATE AND RETURN THE PROXY
     IN THE ENCLOSED ENVELOPE.

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